WRITTEN CONSENT TO ACTION WITHOUT MEETING OF THE DIRECTORS OF

CLARIDGE VENTURES, INC.

A NEVADA CORPORATION

The undersigned Directors, being all the Directors of Claridge Ventures, Inc., a Nevada corporation, pursuant to the by-laws of the Corporation, hereby consent to the following action, without a meeting, and waive all notice or other meeting requirements.

Resignation of Directors

WHEREAS, the Company has received the resignation of the following directors and officers  of the Corporation.

Kenneth Edmunson

RESOLVED, that the number of directors of the Corporation remain at two directors to serve until the next annual meeting of the shareholders or until removed or other action as allowed by the corporate bylaws.

Dated: This 14th day of March 2013.

The undersigned, being all the Directors of Claridge Ventures, Inc., waive the required notice of meeting and consent to all actions taken hereby.

/s/Robert Edmundson

Robert  Edmundson, President, CEO

Director

/s/Kelly Wood

Kelly Wood, Secretary, Treasurer, Director

      WRITTEN CONSENT TO ACTION WITHOUT MEETING OF ALL THE DIRECTORS OF

CLARIDGE VENTURES, INC.

A NEVADA CORPORATION

The undersigned, being all the Directors of Claridge Ventures, Inc. a Nevada corporation, pursuant to the By-Laws of the Corporation, hereby consent to the following action, without a meeting, and waive all notice or other meeting requirements.

1.

Election of New Officers

RESOLVED, that the following person be elected as the officer of the Corporation to hold office until the next annual general meeting of the Corporation or until removed in accordance with the By-Laws of the Corporation:

Officer

           Office

Robert Edmundson                         President, CEO

Dated as of the 14th day of March 2013.

The undersigned, being all the Directors of Claridge Ventures, Inc., waive the required notice of meeting and consent to all actions taken hererof.

/s/Robert Edmundson

Robert  Edmundson, President, CEO

Director

/s/Kelly Wood

Kelly Wood, Secretary, Treasurer, Director